UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

REED’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32501	35-2177773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Merritt 7 PH Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 997-3337

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
Common stock, $0.0001 par value per share	REED	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2025, Reed’s, Inc. (the “Company”) announced the appointment of Neal Cohane as the Company’s Chief Operating Officer, effective January 5, 2026 (the “Effective Date”).

Mr. Cohane, 65, most recently served as Chief Sales Officer at Eastroc Beverages from March 2025 to December 2025. Previously, he served as the founder of Rootstock Brands, Inc. from January 2023 to February 2025. Before founding Rootstock, Mr. Cohane served as the Chief Sales Officer for the Company from August 2007 to December 2022. Previous to his prior employment with the Company, Mr. Cohane served in a number of roles at PepsiCo, SoBe and Coca-Cola. Mr. Cohane earned a B.S. in Business Administration from Merrimack College.

Pursuant to the terms of Mr. Cohane’s offer letter (the “Cohane Offer Letter”) effective as of the Effective Date, Mr. Cohane will receive a base salary of $320,000 per year and be eligible for an annual discretionary bonus of up to 80% of his base salary based on the achievement of certain corporate and/or individual objectives and milestones that are determined by the Board of Directors of the Company (the “Board”) in its sole discretion. He will also be eligible for a $1,000 per month stipend, which includes a car allowance. Subject to his employment on the grant date and subject to such performance, service and other conditions as the Compensation Committee of the Board (the “Compensation Committee”) deems appropriate each fiscal year, Mr. Cohane will be entitled to receive an equity incentive award with a target grant date value of $500,000 (which may be subject to adjustment in the sole discretion of the Compensation Committee).

A copy of the Cohane Offer Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Cohane Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Cohane Offer Letter.

Item 7.01	Regulation FD Disclosure.

On December 29, 2025, the Company issued a press release announcing Mr. Cohane’s appointment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Offer Letter, dated December 17, 2025, between the Company and Neal Cohane.
99.1	Press Release, dated December 29, 2025.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reed’s, Inc.

Date: December 29, 2025	By:	/s/ Douglas W. McCurdy
Douglas W. McCurdy
Chief Financial Officer

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